SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K/A-1


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           February 20, 2002
                           -----------------
                            Date of Report
                  (Date of Earliest Event Reported)

                        G/O INTERNATIONAL INC.
                        ----------------------
       (Exact Name of Registrant as Specified in its Charter)


   Colorado                0-24688               76-0025986
   --------                -------               ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)


                           11849 Wink
                      Houston, Texas  77024
                      ---------------------
             (Address of Principal Executive Offices)


                         (713) 783-1204
                         ---------------
                  Registrant's Telephone Number



                               N/A
                               ---
      (Former Name or Former Address if changed Since Last Report)

Item 5.  Other.

     On February 20, 2002, the Registrant entered into a Memorandum of Understanding with PDH International, Inc., a Georgia corporation ("PDH"), and the holders of approximately 70% of the issued and outstanding shares of PDH (the "PDH Majority Shareholders"), pursuant to which the Registrant agreed to acquire the shares of the PDH Majority Shareholders in exchange for shares of the Registrant. On April 18, 2002, a Termination of Memorandum of Understanding was signed by the parties terminating the Memorandum of Understanding.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

                                                Exhibit
Description of Exhibit*                          Number
-----------------------                          ------

Memorandum of Understanding*                       2.1

Consulting Agreement with SWVR*                   99.1

Press Release*                                    99.2

     *    Previously filed with the original report on February 20, 2002

Item 9.   FD Disclosure

     See Item 5 and Exhibit 99.2.

                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                G/O INTERNATIONAL, INC.

Date:     5/02/02                   /s/Jack L. Burns
      --------                  -----------------------------
                                Jack L. Burns
                                President and Director